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                                                                    Exhibit 21


Subsidiaries of Trust
---------------------

         The Trust conducts substantially all of its real estate ownership activities through PREIT Associates, L.P., a Delaware limited partnership (the "Operating Partnership"), of which the Trust is the sole general partner and 92.1% owner.

         The Operating Partnership and/or its affiliates own an interest in the following partnerships:

                                                                                                  Aggregate
Names of Partnership                                         State of Organization            Percentage Owned*
--------------------                                         ---------------------            ----------------
Bailey Associates                                                     PA                             50%

Cambridge Apartments                                                  PA                             50

Countrywood Apartments Limited Partnership                            FL                             50

Eagles Nest Associates                                                FL                             100

Elizabethtown Associates                                              PA                             50

Forestville Plaza Shopping Center Limited Partnership                 MD                             100

Fox Run Apartments                                                    PA                             50

Fox Run Del Associates                                                DE                             100

GP Stones Limited Partnership                                         FL                             100

Mall Corners Ltd.                                                     GA                             19

Mall Corner II, Ltd.                                                  GA                             11

Jacksonville Associates                                               FL                             100

Laurel Mall Associates                                                PA                             40

Lehigh Valley Associates                                              PA                             50

MC Associates                                                         FL                             100

New Regency Hilltop Associates                                        VA                             65

Oxford Valley Road Associates                                         PA                             50

Palmer Park Mall Venture                                              PA                             50

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

                                                                                                  Aggregate
Names of Partnership                                         State of Organization            Percentage Owned*
--------------------                                         ---------------------            ----------------
PR Shenandoah Limited Partnership                                     FL                             100

PR 8000 Airport Highway, L.P.                                         PA                             100

PR 8000 National Highway, L.P.                                        PA                             100

Rancocas Limited Partnership                                          NJ                             75

Regency Associates                                                    NE                             50

Rio Grande Venture                                                    PA                             50

Turren Associates                                                     FL                             100

Windsong Apartments Limited Partnership                               FL                             40

ALRO Associates, L.P.                                                 DE                             50

PR Elizabethtown, L.P.                                                PA                             100

PR Fox Run, L.P.                                                      PA                             100

PR Laurel Mall, L.P.                                                  PA                             100

PR Palmer Park, L.P.                                                  PA                             100

PR Rio Mall Limited Partnership                                       PA                             100

PR Springfield Associates, L.P.                                       PA                             100

PR Warrington, L.P.                                                   PA                             100

PR Will-O-Hill, L.P.                                                  PA                             100

Will-O-Hill Apartments                                                PA                             50

PRGL Paxton Limited Partnership                                       PA                             50

PRDB Springfield Limited Partnership                                  PA                             50

The Woods Associates                                                  PA                             100

PR Festival Limited Partnership                                       PA                             100

Roosevelt II Associates, L.P.                                         PA                     89-Capital Interest

                                                                                             99-Profits Interest
PR Northeast Limited Partnership                                      PA                             100

Roosevelt Associates, L.P.                                            PA                     89-Capital Interest

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

                                                                                                  Aggregate
Names of Partnership                                         State of Organization            Percentage Owned*
--------------------                                         ---------------------            ----------------
                                                                                             99-Profits Interest

PR Titus Limited Partnership                                          PA                             100

PR Turtle Run L.P.                                                    DE                             100

PR Eagles Nest L.P.                                                   DE                             100

Red Rose Commons Associates, L.P.                                     PA                             50

PR Palmer Park, L.P.                                                  PA                             100

Tupelo Mall                                                           AL                            50(1)

VLRC Associates                                                       GA                           87.5(1)

* By the Operating Partnership, the Trust owns approximately 92.1% of the Operating Partnership.

(1)  By the Trust, not the Operating Partnership.

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         The Trust owns 100% of the shares of the following corporations:


Names of Subsidiaries                    State of Organization
---------------------                    ---------------------
Berdel, Inc.                                       DE
Berfla, Inc.                                       FL
Burren, Inc.                                       FL
PR West Palm Inc.                                  FL
PR VA Regency Inc.                                 VA
RA Inc.                                            NE
PR Forestville Inc.                                MD


         The Operating Partnership is the sole beneficiary of the following Pennsylvania business trusts:

Name of Trust                            State of Organization
-------------                            ---------------------
PR Elizabethtown Trust                            PA
PR Fox Run Trust                                  PA
PR Laurel Mall Trust                              PA
PR Metroplex Trust                                PA
PR Northeast Trust                                PA
PR Oxford Valley Trust                            PA
PR Palmer Park Trust                              PA
PR Red Rose Trust                                 PA
PR Springfield Trust                              PA
PR Warrington Trust                               PA
PR Will-O-Hill Trust                              PA

         The Operating Partnership has a member interest in the following limited liability companies:

                                    State of Organization     Percentage Owned
                                    ---------------------     ----------------
Subsidiary LLC
PR Christiana LLC                             DE                     100

PR Cobblestone LLC                            DE                     100

PR Concord LLC                                DE                     100

PR Countrywood LLC                            DE                     100

PR Forestville LLC                            DE                     100

PR Hillview LLC                               DE                     100

PR Howell LLC                                 DE                     100

PR Interstate Container LLC                   DE                     100

PR Magnolia LLC                               DE                     100

PR Mandarin Conners LLC                       DE                     100

PR North Dartmouth Mall LLC                   DE                     100

PR Regency Associates LLC                     DE                     100

PR Rio Mall LLC                               DE                     100

PR South Blanding LLC                         DE                     100

PR Windsong LLC                               DE                     100

PR 8000 Airport Highway LLC                   DE                     100

PR 8000 National Highway LLC                  DE                     100

PR Paxton LLC                                 PA                     100

PRDB Springfield LLC                          PA                     50

PR Woods LLC                                  PA                     100

PR Festival LLC                               PA                     100

PR Northeast LLC                              PA                     100

PR Warrington LLC                             PA                     100

PR Titus LLC                                  PA                     100

PR Turren LLC                                 DE                     100

PR Berfla LLC                                 DE                     100

PR PGPlaza LLC                                DE                     100

Equity-Prince George's Plaza L.L.C.           DE                     100

PR Fox Run Del LLC                            DE                     100

PR Berdel LLC                                 DE                     100

PR Foulk Plaza LLC                            DE                     100

PR Will-O-Hill LLC                            PA                     100

CD Development LLC                            DE                     100


         The Operating Partnership owns all of the non-voting shares of PREIT-RUBIN, Inc., a Pennsylvania corporation, representing 95% of the equity of such Pennsylvania corporation. PREIT-RUBIN, Inc. owns all of the shares of The Rubin Organization-Illinois, Inc., an Illinois corporation.